UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10155

AMERICAN CENTURY VARIABLE PORTFOLIOS II, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	12-31

Date of reporting period:	12-31-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

December 31, 2021

VP Inflation Protection Fund
Class I (APTIX)
Class II (AIPTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of December 31, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Class I	APTIX	6.61%	5.29%	3.07%	5/7/04
Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index	—	5.96%	5.33%	3.09%	—
Class II	AIPTX	6.27%	5.01%	2.82%	12/31/02

The performance information presented does not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower performance.

Growth of $10,000 Over 10 Years
$10,000 investment made December 31, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on December 31, 2021
Class I — $13,536

Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index — $13,559

Total Annual Fund Operating Expenses
Class I	Class II
0.47%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-6488 or visit ipro.americancentury.com (for Investment Professionals). For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Bob Gahagan, Jim Platz and Miguel Castillo

Brian Howell left the fund’s portfolio management team August 1, 2021, ahead of his December 31, 2021, retirement from American Century Investments.

Performance Summary

VP Inflation Protection returned 6.27%* for the 12 months ended December 31, 2021. The Bloomberg U.S. Treasury Inflation Protected Securities (TIPS) Index returned 5.96% for the same time period. Fund returns reflect operating expenses, while index returns do not.

Economic Data Remained Upbeat

Events of early 2021 set the stage for improving economic growth and rising inflation. Early on, the federal government delivered another round of pandemic-related fiscal relief and indicated additional spending would be forthcoming. The combination of massive monetary support already in place, federal spending, expanding vaccine availability and improving economic data boosted growth outlooks and sparked risk-on investing.

Amid the easing of certain coronavirus restrictions and growing consumer demand, the U.S. economy grew 6.3% in the first quarter of 2021 and 6.7% in the second quarter. By the third quarter, growth moderated to 2.3%. The slowdown was largely due to a resurgence in COVID-19 cases in some parts of the country and the scaling back of certain government assistance programs. Similarly, the late-year emergence of the rapidly spreading, but less-severe, omicron variant may play a role in fourth-quarter gross domestic product.

Meanwhile, manufacturing ebbed and flowed during 2021 but remained expansionary throughout the year. Home prices experienced solid double-digit annual gains but moderated slightly in the second half of the year. The jobs market steadily improved from the pandemic, while average hourly wages rose 4.7% annually. However, at year-end, there were 3.6 million fewer jobs than before the pandemic, and the labor force participation rate remained below pre-pandemic levels.

Inflation Rapidly Rose to 40-Year High; TIPS Gained

Annual inflation rates began accelerating in March, largely due to base effects from 2020’s pandemic-related shutdowns. But other factors quickly conspired to push consumer prices to multiyear highs. Supply chain disruptions along with pent-up consumer demand and labor shortages sent prices soaring. Additionally, surging energy prices contributed to the rapidly rising inflation rate. The Federal Reserve (Fed), which had initially labeled inflation’s rise as transitory, eventually admitted that inflation would be higher and more persistent than originally expected.

As announced in September, the Fed began tapering its asset purchases in November. By December, policymakers indicated they would speed up the tapering process due to mounting inflation concerns. They also hinted that once tapering concludes, they may start hiking rates, suggesting three rate increases may be necessary in 2022.

*All fund returns referenced in this commentary are for Class II shares. Performance for other share classes will vary due to differences in fee structure; when Class II performance exceeds that of the index, other share classes may not. See page 2 for returns for all share classes.

By year-end, annual headline inflation, as measured by the Consumer Price Index (CPI), climbed to 7.0%, the highest level in 40 years. In December 2020, the annual headline inflation rate was 1.4%. The 10-year inflation breakeven rate rose from 1.99% at the end of 2020 to 2.56% a year later. Theoretically, the breakeven rate indicates market expectations for inflation for the next 10 years and also reflects the inflation rate required (2.56% at year-end) for TIPS to outperform nominal Treasuries during the period.

Nominal Treasury yields generally rose for the year. Real yields were volatile, rising sharply through March before steadily declining to end December 2021 nearly unchanged from December 2020.

Against this backdrop, TIPS advanced and significantly outperformed nominal Treasuries, which declined for the 12-month period. Other U.S. bond market sectors, including investment-grade corporate bonds and securitized securities, also retreated in the rising-yield environment.

Inflation Exposure Drove Outperformance

At the end of 2021, the portfolio was fully invested in TIPS as allowed by IRS portfolio diversification regulations for insurance products (55% of assets). The remainder was primarily invested in securitized and investment-grade corporate securities and non-U.S.-dollar inflation-linked securities (hedged against currency risk).

The portfolio’s TIPS exposure was the main driver of performance for the period. Additionally, to maximize inflation exposure while adhering to the IRS’ TIPS limit, we used inflation swaps to create an inflation overlay for the corporate and securitized securities. Inflation swaps are fixed-maturity instruments, negotiated through a counterparty (investment bank), that return the rate of inflation (CPI). All swaps bear counterparty credit risk, but American Century Investments applies stringent controls and oversight regarding this risk. Overall, this strategy positioned the portfolio with an overweight to inflation, which boosted relative performance as breakeven rates increased.

Our non-dollar inflation-linked position, which consisted primarily of securities from Canada, aided relative results. However, our securitized and corporate allocations underperformed in the second half of the year and detracted from 12-month performance relative to the all-TIPS index.

Outlook

We expect inflation to peak in the first half of 2022. However, we believe several factors will cause inflation to remain at notably higher levels than it was before the pandemic. These factors include record federal spending and deficits, rising housing costs, supply/demand imbalances and onshoring trends among U.S. businesses.

Despite the Fed’s recent hawkish pivot, we remain optimistic toward inflation-linked securities. In our view, inflation breakeven rates don’t adequately reflect the persistent inflationary pressures prevalent in the economy, highlighting continued value in TIPS and other inflation-linked securities.

Fund Characteristics

DECEMBER 31, 2021
Types of Investments in Portfolio	% of net assets
U.S. Treasury Securities	54.6%
Corporate Bonds	11.7%
Collateralized Mortgage Obligations	7.5%
Asset-Backed Securities	6.4%
Collateralized Loan Obligations	4.5%
Exchange-Traded Funds	3.3%
Commercial Mortgage-Backed Securities	3.0%
Sovereign Governments and Agencies	1.0%
U.S. Government Agency Securities	0.4%
Municipal Securities	0.1%
Short-Term Investments	7.5%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period(1) 7/1/21 - 12/31/21	Annualized Expense Ratio(1)
Actual
Class I	$1,000	$1,044.20	$2.37	0.46%
Class II	$1,000	$1,042.00	$3.65	0.71%
Hypothetical
Class I	$1,000	$1,022.89	$2.35	0.46%
Class II	$1,000	$1,021.63	$3.62	0.71%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

DECEMBER 31, 2021

	Principal Amount/Shares	Value
U.S. TREASURY SECURITIES — 54.6%
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26(1)	$16,208,038	$18,760,486
U.S. Treasury Inflation Indexed Bonds, 2.375%, 1/15/27	6,151,913	7,433,117
U.S. Treasury Inflation Indexed Bonds, 1.75%, 1/15/28	10,375,184	12,452,871
U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28	3,756,544	4,993,300
U.S. Treasury Inflation Indexed Bonds, 2.50%, 1/15/29	3,833,793	4,903,853
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/40	2,304,144	3,530,850
U.S. Treasury Inflation Indexed Bonds, 2.125%, 2/15/41	2,256,468	3,497,262
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/42	19,206,723	24,306,359
U.S. Treasury Inflation Indexed Bonds, 0.625%, 2/15/43	17,546,921	21,845,626
U.S. Treasury Inflation Indexed Bonds, 1.375%, 2/15/44	12,702,505	18,154,708
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/45	16,155,425	20,828,903
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/46	233,538	319,672
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/48	1,121,980	1,576,165
U.S. Treasury Inflation Indexed Bonds, 1.00%, 2/15/49	219,902	312,732
U.S. Treasury Inflation Indexed Bonds, 0.25%, 2/15/50	9,448,773	11,458,267
U.S. Treasury Inflation Indexed Bonds, 0.125%, 2/15/51	8,767,275	10,406,029
U.S. Treasury Inflation Indexed Notes, 0.25%, 1/15/25	5,840,650	6,258,990
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/25(1)	8,983,590	9,760,268
U.S. Treasury Inflation Indexed Notes, 0.125%, 10/15/25	21,592,778	23,285,236
U.S. Treasury Inflation Indexed Notes, 0.625%, 1/15/26	21,134,042	23,218,734
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/26	16,088,903	17,369,436
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/26	8,656,950	9,402,535
U.S. Treasury Inflation Indexed Notes, 0.375%, 1/15/27	1,145,380	1,260,377
U.S. Treasury Inflation Indexed Notes, 0.375%, 7/15/27	13,742,258	15,253,836
U.S. Treasury Inflation Indexed Notes, 0.50%, 1/15/28	17,441,969	19,526,672
U.S. Treasury Inflation Indexed Notes, 0.75%, 7/15/28	716,443	820,944
U.S. Treasury Inflation Indexed Notes, 0.25%, 7/15/29	12,763,352	14,310,827
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/30	24,196,050	26,875,100
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/30	16,186,800	18,124,385
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/31	62,070,440	69,554,557
U.S. Treasury Inflation Indexed Notes, 0.125%, 7/15/31	10,323,000	11,613,826
TOTAL U.S. TREASURY SECURITIES (Cost $386,118,238)		431,415,923
CORPORATE BONDS — 11.7%
Aerospace and Defense — 0.1%
Raytheon Technologies Corp., 4.125%, 11/16/28	720,000	806,069
Airlines — 0.1%
American Airlines Pass Through Trust, Series 2021-1, Class A, 2.875%, 1/11/36	325,000	323,313
British Airways Pass Through Trust, Series 2021-1, Class A, 2.90%, 9/15/36(2)	631,939	631,897
		955,210
Automobiles — 0.2%
Ford Motor Credit Co. LLC, MTN, 4.39%, 1/8/26	470,000	506,956
General Motors Co., 5.15%, 4/1/38	1,140,000	1,376,493
		1,883,449

	Principal Amount/Shares	Value
Banks — 2.3%
Banco Santander SA, 5.18%, 11/19/25	$600,000	$668,503
Bank of America Corp., MTN, VRN, 2.68%, 6/19/41	987,000	951,711
Bank of America Corp., VRN, 3.42%, 12/20/28	1,449,000	1,548,033
Bank of America Corp., VRN, 2.57%, 10/20/32	721,000	724,988
Bank of America Corp., VRN, 2.48%, 9/21/36	500,000	484,863
Bank of Ireland Group plc, VRN, 2.03%, 9/30/27(2)	577,000	567,262
Barclays plc, VRN, 2.28%, 11/24/27	795,000	796,885
BNP Paribas SA, VRN, 4.375%, 3/1/33(2)	705,000	765,322
Citigroup, Inc., VRN, 3.52%, 10/27/28	1,022,000	1,097,111
Commonwealth Bank of Australia, VRN, 3.61%, 9/12/34(2)	770,000	805,867
HSBC Holdings plc, VRN, 1.16%, 11/22/24	1,142,000	1,139,089
HSBC Holdings plc, VRN, 2.80%, 5/24/32	440,000	441,826
JPMorgan Chase & Co., VRN, 1.58%, 4/22/27	485,000	479,536
JPMorgan Chase & Co., VRN, 2.07%, 6/1/29	3,339,000	3,313,657
JPMorgan Chase & Co., VRN, 3.16%, 4/22/42	705,000	737,314
National Australia Bank Ltd., 2.33%, 8/21/30(2)	515,000	493,947
National Australia Bank Ltd., 2.99%, 5/21/31(2)	53,000	53,210
Societe Generale SA, 5.00%, 1/17/24(2)	1,840,000	1,959,463
US Bancorp, VRN, 2.49%, 11/3/36	785,000	782,842
Westpac Banking Corp., VRN, 3.02%, 11/18/36	439,000	434,444
		18,245,873
Capital Markets — 2.0%
Blue Owl Finance LLC, 3.125%, 6/10/31(2)	246,000	240,986
Blue Owl Finance LLC, 4.125%, 10/7/51(2)	767,000	772,015
Deutsche Bank AG, VRN, 3.96%, 11/26/25	1,825,000	1,928,464
Deutsche Bank AG, VRN, 2.31%, 11/16/27	1,121,000	1,121,160
FS KKR Capital Corp., 3.125%, 10/12/28	977,000	972,816
Goldman Sachs Group, Inc. (The), 4.25%, 10/21/25	1,410,000	1,539,115
Goldman Sachs Group, Inc. (The), VRN, 1.95%, 10/21/27	266,000	264,951
Goldman Sachs Group, Inc. (The), VRN, 2.91%, 7/21/42	895,000	891,507
Golub Capital BDC, Inc., 2.50%, 8/24/26	277,000	272,511
Hercules Capital, Inc., 4.625%, 10/23/22	1,062,000	1,082,901
Hercules Capital, Inc., 2.625%, 9/16/26	521,000	516,933
Main Street Capital Corp., 3.00%, 7/14/26	471,000	472,875
Moody's Corp., 3.10%, 11/29/61	400,000	397,738
Morgan Stanley, MTN, VRN, 2.24%, 7/21/32	180,000	176,245
Morgan Stanley, VRN, 1.59%, 5/4/27	1,938,000	1,919,918
Morgan Stanley, VRN, 2.48%, 9/16/36	903,000	870,497
Prospect Capital Corp., 3.71%, 1/22/26	745,000	758,361
Prospect Capital Corp., 3.44%, 10/15/28	720,000	693,386
UBS Group AG, VRN, 1.49%, 8/10/27(2)	725,000	707,626
		15,600,005
Consumer Finance — 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.00%, 10/29/28	670,000	679,995
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.40%, 10/29/33	317,000	323,138
AerCap Ireland Capital DAC / AerCap Global Aviation Trust, 3.85%, 10/29/41	180,000	187,825
Avolon Holdings Funding Ltd., 2.75%, 2/21/28(2)	1,100,000	1,080,115
		2,271,073

	Principal Amount/Shares	Value
Diversified Financial Services — 0.4%
Blackstone Private Credit Fund, 2.625%, 12/15/26(2)	$198,000	$193,146
Blackstone Private Credit Fund, 3.25%, 3/15/27(2)	826,000	835,038
Block Financial LLC, 3.875%, 8/15/30	398,000	426,306
PG&E Energy Recovery Funding LLC, 2.82%, 7/15/48	1,400,000	1,395,169
		2,849,659
Diversified Telecommunication Services — 0.8%
AT&T, Inc., 2.55%, 12/1/33	1,140,000	1,116,291
AT&T, Inc., 3.55%, 9/15/55	1,011,000	1,016,377
British Telecommunications plc, 3.25%, 11/8/29(2)	515,000	526,991
Telefonica Emisiones SA, 4.90%, 3/6/48	1,275,000	1,537,282
Verizon Communications, Inc., 4.33%, 9/21/28	936,000	1,064,210
Verizon Communications, Inc., 1.75%, 1/20/31	60,000	56,859
Verizon Communications, Inc., 2.65%, 11/20/40	622,000	592,096
Verizon Communications, Inc., 2.99%, 10/30/56	485,000	460,177
		6,370,283
Electric Utilities — 0.3%
Duke Energy Florida LLC, 1.75%, 6/15/30	610,000	586,103
Duke Energy Progress LLC, 2.00%, 8/15/31	1,220,000	1,193,124
NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27	400,000	433,642
Southern Co. Gas Capital Corp., 3.95%, 10/1/46	300,000	330,095
		2,542,964
Equity Real Estate Investment Trusts (REITs) — 0.7%
Broadstone Net Lease LLC, 2.60%, 9/15/31	375,000	364,414
Crown Castle International Corp., 3.30%, 7/1/30	620,000	654,722
CubeSmart LP, 2.25%, 12/15/28	365,000	365,358
LXP Industrial Trust, 2.375%, 10/1/31	975,000	936,617
Office Properties Income Trust, 2.40%, 2/1/27	608,000	588,925
Phillips Edison Grocery Center Operating Partnership I LP, 2.625%, 11/15/31	367,000	357,479
Physicians Realty LP, 2.625%, 11/1/31	697,000	696,921
Piedmont Operating Partnership LP, 2.75%, 4/1/32	650,000	637,124
Rexford Industrial Realty LP, 2.15%, 9/1/31	901,000	851,697
STORE Capital Corp., 2.70%, 12/1/31	377,000	369,076
		5,822,333
Food Products†
Mondelez International, Inc., 2.75%, 4/13/30	237,000	244,499
Health Care Providers and Services — 0.2%
Cigna Corp., 4.90%, 12/15/48	300,000	388,603
CVS Health Corp., 4.78%, 3/25/38	260,000	317,044
Duke University Health System, Inc., 3.92%, 6/1/47	467,000	556,202
		1,261,849
Household Durables — 0.1%
Safehold Operating Partnership LP, 2.85%, 1/15/32	837,000	821,418
Insurance — 0.7%
Assured Guaranty US Holdings, Inc., 3.60%, 9/15/51	470,000	489,922
Athene Global Funding, 1.99%, 8/19/28(2)	1,297,000	1,261,317
Athene Global Funding, 2.67%, 6/7/31(2)	246,000	243,982
Brighthouse Financial Global Funding, 2.00%, 6/28/28(2)	482,000	474,398
Global Atlantic Fin Co., 3.125%, 6/15/31(2)	395,000	391,414
Hill City Funding Trust, 4.05%, 8/15/41(2)	1,108,000	1,073,574

	Principal Amount/Shares	Value
Sammons Financial Group, Inc., 3.35%, 4/16/31(2)	$184,000	$185,592
SBL Holdings, Inc., 5.125%, 11/13/26(2)	540,000	588,014
Stewart Information Services Corp., 3.60%, 11/15/31	908,000	920,396
		5,628,609
Internet and Direct Marketing Retail — 0.2%
Amazon.com, Inc., 2.875%, 5/12/41	1,340,000	1,394,143
IT Services — 0.1%
Global Payments, Inc., 2.15%, 1/15/27	600,000	602,729
Media — 0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.50%, 6/1/41	820,000	800,923
Charter Communications Operating LLC / Charter Communications Operating Capital, 5.125%, 7/1/49	1,280,000	1,488,292
Comcast Corp., 3.75%, 4/1/40	825,000	925,363
Discovery Communications LLC, 4.65%, 5/15/50	430,000	505,744
Time Warner Cable LLC, 4.50%, 9/15/42	1,155,000	1,261,925
ViacomCBS, Inc., 4.20%, 6/1/29	515,000	572,916
ViacomCBS, Inc., 4.375%, 3/15/43	530,000	604,346
		6,159,509
Multi-Utilities — 0.3%
CenterPoint Energy, Inc., 2.65%, 6/1/31	560,000	568,199
Dominion Energy, Inc., 2.25%, 8/15/31	480,000	469,253
Dominion Energy, Inc., 4.90%, 8/1/41	550,000	678,528
Sempra Energy, 3.25%, 6/15/27	350,000	369,443
		2,085,423
Oil, Gas and Consumable Fuels — 0.3%
Enterprise Products Operating LLC, 4.85%, 3/15/44	250,000	301,653
Petroleos Mexicanos, 3.50%, 1/30/23	331,000	334,745
Petroleos Mexicanos, 6.70%, 2/16/32(2)	425,000	430,090
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	950,000	1,055,464
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 5/15/30	400,000	422,076
		2,544,028
Pharmaceuticals†
Viatris, Inc., 4.00%, 6/22/50	215,000	229,498
Real Estate Management and Development — 0.1%
Ontario Teachers' Cadillac Fairview Properties Trust, 2.50%, 10/15/31(2)	474,000	472,346
Road and Rail — 0.1%
DAE Funding LLC, 1.55%, 8/1/24(2)	429,000	426,304
Semiconductors and Semiconductor Equipment — 0.3%
Intel Corp., 2.80%, 8/12/41	990,000	989,535
NXP BV / NXP Funding LLC / NXP USA, Inc., 4.30%, 6/18/29(2)	350,000	392,500
Qorvo, Inc., 4.375%, 10/15/29	735,000	781,213
Qorvo, Inc., 3.375%, 4/1/31(2)	515,000	525,076
		2,688,324
Software — 0.3%
Autodesk, Inc., 2.40%, 12/15/31	1,118,000	1,116,010
Oracle Corp., 3.60%, 4/1/40	1,075,000	1,079,947
		2,195,957
Specialty Retail — 0.1%
AutoNation, Inc., 1.95%, 8/1/28	600,000	587,163

	Principal Amount/Shares	Value
Technology Hardware, Storage and Peripherals — 0.3%
Apple, Inc., 2.65%, 2/8/51	$375,000	$369,660
Dell International LLC / EMC Corp., 4.90%, 10/1/26	1,305,000	1,470,784
HP, Inc., 2.65%, 6/17/31(2)	940,000	927,722
		2,768,166
Thrifts and Mortgage Finance — 0.1%
Nationwide Building Society, VRN, 4.125%, 10/18/32(2)	980,000	1,045,604
Water Utilities — 0.1%
Essential Utilities, Inc., 2.70%, 4/15/30	560,000	569,585
Wireless Telecommunication Services — 0.4%
Rogers Communications, Inc., 3.00%, 3/15/23	2,490,000	2,537,402
T-Mobile USA, Inc., 3.40%, 10/15/52(2)	500,000	498,624
		3,036,026
TOTAL CORPORATE BONDS (Cost $91,796,060)		92,108,098
COLLATERALIZED MORTGAGE OBLIGATIONS — 7.5%
Private Sponsor Collateralized Mortgage Obligations — 5.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	23,814	24,193
Agate Bay Mortgage Loan Trust, Series 2015-7, Class A3, VRN, 3.50%, 10/25/45(2)	201,037	201,676
Agate Bay Mortgage Loan Trust, Series 2016-1, Class A3, VRN, 3.50%, 12/25/45(2)	293,205	295,199
Angel Oak Mortgage Trust, Series 2019-4, Class A3 SEQ, VRN, 3.30%, 7/26/49(2)	237,755	239,141
Angel Oak Mortgage Trust, Series 2019-5, Class A3, VRN, 2.92%, 10/25/49(2)	769,088	767,741
Angel Oak Mortgage Trust, Series 2019-6, Class A3 SEQ, VRN, 2.93%, 11/25/59(2)	746,113	746,546
Arroyo Mortgage Trust, Series 2021-1R, Class A2 SEQ, VRN, 1.48%, 10/25/48(2)	738,713	736,747
Arroyo Mortgage Trust, Series 2021-1R, Class A3 SEQ, VRN, 1.64%, 10/25/48(2)	602,634	600,463
Bellemeade Re Ltd., Series 2021-2A, Class M1C, VRN, 1.90%, (SOFR plus 1.85%), 6/25/31(2)	3,200,000	3,206,162
Bellemeade Re Ltd., Series 2021-3A, Class M1A, VRN, 1.05%, (SOFR plus 1.00%), 9/25/31(2)	2,250,000	2,240,295
Cendant Mort Capital LLC, Series 2003-6, Class A3, 5.25%, 7/25/33	167,651	172,090
Chase Mortgage Finance Corp., Series 2021-CL1, Class M1, VRN, 1.25%, (SOFR plus 1.20%), 2/25/50(2)	746,505	748,715
Citigroup Mortgage Loan Trust, Series 2019-IMC1, Class A1, VRN, 2.72%, 7/25/49(2)	434,490	436,313
Credit Suisse Mortgage Trust, Series 2015-WIN1, Class A10, VRN, 3.50%, 12/25/44(2)	343,540	346,255
Credit Suisse Mortgage Trust, Series 2021-NQM2, Class A3 SEQ, VRN, 1.54%, 2/25/66(2)	700,595	693,493
Deephaven Residential Mortgage Trust, Series 2021-3, Class A3, VRN, 1.55%, 8/25/66(2)	1,917,362	1,897,202
Farm Mortgage Trust, Series 2021-1, Class A, VRN, 2.18%, 1/25/51(2)	3,570,065	3,553,899
Imperial Fund Mortgage Trust, Series 2021-NQM1, Class A3 SEQ, VRN, 1.62%, 6/25/56(2)	757,029	746,980
JP Morgan Mortgage Trust, Series 2014-5, Class A1, VRN, 2.87%, 10/25/29(2)	957,127	972,282
JP Morgan Mortgage Trust, Series 2016-1, Class A7 SEQ, VRN, 3.50%, 5/25/46(2)	1,745,763	1,770,819

	Principal Amount/Shares	Value
JP Morgan Mortgage Trust, Series 2017-1, Class A2, VRN, 3.47%, 1/25/47(2)	$748,953	$752,518
New Residential Mortgage Loan Trust, Series 2020-NQM2, Class A2 SEQ, VRN, 2.89%, 5/24/60(2)	2,090,000	2,112,278
Sequoia Mortgage Trust, Series 2017-7, Class A7 SEQ, VRN, 3.50%, 10/25/47(2)	1,141,518	1,150,055
Sequoia Mortgage Trust, Series 2019-4, Class A7 SEQ, VRN, 3.50%, 11/25/49(2)	4,728,656	4,769,249
Sequoia Mortgage Trust, Series 2021-5, Class A4 SEQ, VRN, 2.50%, 7/25/51(2)	2,749,227	2,775,281
SG Residential Mortgage Trust, Series 2021-1, Class A3 SEQ, VRN, 1.56%, 7/25/61(2)	1,579,949	1,560,072
STAR Trust, Series 2021-1, Class A1 SEQ, VRN, 1.22%, 5/25/65(2)	2,163,533	2,158,131
Starwood Mortgage Residential Trust, Series 2020-2, Class B1E, VRN, 3.00%, 4/25/60(2)	3,765,000	3,775,344
Verus Securitization Trust, Series 2019-4, Class A3, 3.00%, 11/25/59(2)	1,473,575	1,488,801
Verus Securitization Trust, Series 2020-1, Class A3 SEQ, VRN, 2.72%, 1/25/60(2)	1,187,251	1,190,228
Verus Securitization Trust, Series 2021-1, Class A3, VRN, 1.16%, 1/25/66(2)	1,830,174	1,802,208
Verus Securitization Trust, Series 2021-5, Class A3, VRN, 1.37%, 9/25/66(2)	1,910,305	1,882,400
Vista Point Securitization Trust, Series 2020-2, Class A3, VRN, 2.50%, 4/25/65(2)	956,100	956,224
WaMu Mortgage Pass-Through Certificates, Series 2003-S11, Class 3A5, 5.95%, 11/25/33	94,473	97,166
		46,866,166
U.S. Government Agency Collateralized Mortgage Obligations — 1.6%
FHLMC, Series K088, Class A2 SEQ, 3.69%, 1/25/29	5,000,000	5,652,206
FHLMC, Series K108, Class A2 SEQ, 1.52%, 3/25/30	6,000,000	5,901,268
FNMA, Series 2014-C02, Class 2M2, VRN, 2.70%, (1-month LIBOR plus 2.60%), 5/25/24	631,028	640,514
		12,193,988
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $59,277,322)		59,060,154
ASSET-BACKED SECURITIES — 6.4%
Aligned Data Centers Issuer LLC, Series 2021-1A, Class B, 2.48%, 8/15/46(2)	3,600,000	3,561,851
Blackbird Capital Aircraft, Series 2021-1A, Class A SEQ, 2.44%, 7/15/46(2)	1,363,542	1,348,828
BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A, Class A SEQ, 2.94%, 5/25/29(2)	315,426	320,368
CARS-DB5 LP, Series 2021-1A, Class A4 SEQ, 2.76%, 8/15/51(2)	1,500,000	1,487,224
FirstKey Homes Trust, Series 2020-SFR2, Class D, 1.97%, 10/19/37(2)	1,900,000	1,852,870
Global SC Finance SRL, Series 2021-2A, Class A SEQ, 1.95%, 8/17/41(2)	1,180,156	1,167,748
Global SC Finance VII Srl, Series 2020-1A, Class A SEQ, 2.17%, 10/17/40(2)	1,549,763	1,548,798
Goodgreen Trust, Series 2020-1A, Class A SEQ, 2.63%, 4/15/55(2)	1,272,601	1,272,981
Goodgreen Trust, Series 2021-1A, Class A SEQ, 2.66%, 10/15/56(2)	823,762	816,445
Hilton Grand Vacations Trust, Series 2017-AA, Class A SEQ, 2.66%, 12/26/28(2)	1,002,713	1,016,936
Hilton Grand Vacations Trust, Series 2019-AA, Class B, 2.54%, 7/25/33(2)	1,583,325	1,601,182

	Principal Amount/Shares	Value
InStar Leasing III LLC, Series 2021-1A, Class A SEQ, 2.30%, 2/15/54(2)	$2,486,929	$2,475,219
Mosaic Solar Loan Trust, Series 2021-1A, Class A SEQ, 1.51%, 12/20/46(2)	2,081,530	2,025,173
MVW LLC, Series 2019-2A, Class A SEQ, 2.22%, 10/20/38(2)	1,154,849	1,168,765
Progress Residential Trust, Series 2019-SFR1, Class A SEQ, 3.42%, 8/17/35(2)	2,997,040	3,002,697
Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 4/17/38(2)	1,500,000	1,438,763
Progress Residential Trust, Series 2021-SFR2, Class C, 2.00%, 4/19/38(2)	7,625,000	7,468,562
Progress Residential Trust, Series 2021-SFR8, Class E1, 2.38%, 10/17/38(2)	1,600,000	1,562,020
ServiceMaster Funding LLC, Series 2020-1, Class A2I SEQ, 2.84%, 1/30/51(2)	1,860,938	1,853,017
Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class B, 2.75%, 8/20/36(2)	2,187,786	2,215,420
Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class B, 1.34%, 11/20/37(2)	3,713,014	3,661,715
Taco Bell Funding LLC, Series 2021-1A, Class A23 SEQ, 2.54%, 8/25/51(2)	2,370,000	2,324,669
Tricon American Homes Trust, Series 2020-SFR2, Class B, 1.83%, 11/17/39(2)	2,200,000	2,132,422
Wendy's Funding LLC, Series 2021-1A, Class A2II SEQ, 2.78%, 6/15/51(2)	3,457,625	3,463,134
TOTAL ASSET-BACKED SECURITIES (Cost $51,408,829)		50,786,807
COLLATERALIZED LOAN OBLIGATIONS — 4.5%
Anchorage Capital CLO Ltd., Series 2021-19A, Class B1, VRN, 2.01%, (3-month LIBOR plus 1.85%), 10/15/34(2)	1,425,000	1,427,014
Ares XXXIX CLO Ltd., Series 2016-39A, Class BR2, VRN, 1.72%, (3-month LIBOR plus 1.60%), 4/18/31(2)	3,500,000	3,494,072
Bean Creek CLO Ltd., Series 2015-1A, Class AR, VRN, 1.15%, (3-month LIBOR plus 1.02%), 4/20/31(2)	1,750,000	1,747,385
BlueMountain CLO Ltd., Series 2016-2A, Class BR2, VRN, 2.41%, (3-month LIBOR plus 2.25%), 8/20/32(2)	1,025,000	1,026,553
Carlyle Global Market Strategies CLO Ltd., Series 2012-4A, Class CR3, VRN, 2.73%, (3-month LIBOR plus 2.60%), 4/22/32(2)	1,700,000	1,705,980
Dryden Senior Loan Fund, Series 2016-43A, Class B2R2, 3.09%, 4/20/34(2)	3,000,000	2,985,289
Goldentree Loan Opportunities X Ltd., Series 2015-10A, Class AR, VRN, 1.25%, (3-month LIBOR plus 1.12%), 7/20/31(2)	1,700,000	1,700,011
KKR CLO Ltd., Series 2022A, Class A, VRN, 1.28%, (3-month LIBOR plus 1.15%), 7/20/31(2)	2,250,000	2,251,822
Magnetite VIII Ltd., Series 2014-8A, Class AR2, VRN, 1.10%, (3-month LIBOR plus 0.98%), 4/15/31(2)	2,500,000	2,501,477
Magnetite XXIX Ltd., Series 2021-29A, Class B, VRN, 1.52%, (3-month LIBOR plus 1.40%), 1/15/34(2)	2,600,000	2,595,342
Marathon Clo Ltd., Series 2021-17A, Class B2, 4.03%, 1/20/35(2)	3,000,000	3,004,287
MF1 Ltd., Series 2021-FL7, Class AS, VRN, 1.56%, (1-month LIBOR plus 1.45%), 10/16/36(2)	2,300,000	2,292,726
Rockford Tower CLO Ltd., Series 2017-1A, Class BR2A, VRN, 1.78%, (3-month LIBOR plus 1.65%), 4/20/34(2)	3,000,000	2,986,141
Rockford Tower CLO Ltd., Series 2020-1A, Class B, VRN, 1.93%, (3-month LIBOR plus 1.80%), 1/20/32(2)	1,800,000	1,801,203
THL Credit Wind River Clo Ltd., Series 2019-3A, Class CR, VRN, 2.32%, (3-month LIBOR plus 2.20%), 4/15/31(2)	2,550,000	2,556,033

		Principal Amount/Shares	Value
Treman Park CLO Ltd., Series 2015-1A, Class ARR, VRN, 1.20%, (3-month LIBOR plus 1.07%), 10/20/28(2)		$1,359,759	$1,359,218
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $35,437,703)			35,434,553
EXCHANGE-TRADED FUNDS — 3.3%
Vanguard Intermediate-Term Corporate Bond ETF		141,600	13,134,816
Vanguard Short-Term Corporate Bond ETF		159,400	12,952,844
TOTAL EXCHANGE-TRADED FUNDS (Cost $26,315,639)			26,087,660
COMMERCIAL MORTGAGE-BACKED SECURITIES — 3.0%
BX Commercial Mortgage Trust, Series 2020-VIVA, Class D, VRN, 3.55%, 3/11/44(2)		$3,000,000	2,998,996
BX Commercial Mortgage Trust, Series 2021-VOLT, Class E, VRN, 2.11%, (1-month LIBOR plus 2.00%), 9/15/36(2)		1,900,000	1,887,741
BX Commercial Mortgage Trust, Series 2021-VOLT, Class F, VRN, 2.51%, (1-month LIBOR plus 2.40%), 9/15/36(2)		2,200,000	2,185,345
BX Trust , Series 2019-OC11, Class A SEQ, 3.20%, 12/9/41(2)		2,801,000	2,955,278
BX Trust , Series 2019-OC11, Class C, 3.86%, 12/9/41(2)		2,050,000	2,114,335
BXMT Ltd., Series 2020-FL2, Class B, VRN, 1.56%, (SOFR plus 1.51%), 2/15/38(2)		2,400,000	2,403,499
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class B, VRN, 1.34%, (1-month LIBOR plus 1.23%), 5/15/36(2)		1,375,000	1,375,248
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE4, Class D, VRN, 1.71%, (1-month LIBOR plus 1.60%), 5/15/36(2)		3,306,000	3,298,441
GS Mortgage Securities Corp. Trust, Series 2017-STAY, Class D, VRN, 2.56%, (1-month LIBOR plus 2.45%), 7/15/32(2)		1,875,000	1,879,936
SLG Office Trust, Series 2021-OVA, Class C, 2.85%, 7/15/41(2)		2,815,000	2,847,580
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $24,340,137)			23,946,399
SOVEREIGN GOVERNMENTS AND AGENCIES — 1.0%
Canada — 1.0%
Canadian Government Real Return Bond, 4.25%, 12/1/26 (Cost $8,319,444)	CAD	8,194,550	8,179,184
U.S. GOVERNMENT AGENCY SECURITIES — 0.4%
Tennessee Valley Authority, Series B, 4.70%, 7/15/33 (Cost $3,261,762)		$2,400,000	3,103,380
MUNICIPAL SECURITIES — 0.1%
Golden State Tobacco Securitization Corp. Rev., 2.75%, 6/1/34 (Cost $1,126,363)		1,120,000	1,129,461
SHORT-TERM INVESTMENTS(3) — 7.5%
Commercial Paper — 5.9%
Banco Santander SA, 0.08%, 1/3/22(2)(4)		2,000,000	1,999,989
BNP Paribas SA, 0.21%, 4/29/22(4)		15,000,000	14,990,827
Credit Agricole SA, 0.04%, 1/3/22(2)(4)		6,900,000	6,899,945
Glencove Funding LLC, 0.22%, 2/7/22(2)(4)		10,000,000	9,998,512
LMA-Americas LLC, 0.12%, 1/11/22(2)(4)		13,000,000	12,999,690
			46,888,963

	Principal Amount/Shares	Value
Mutual Funds — 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class	12,873,993	$12,873,993
TOTAL SHORT-TERM INVESTMENTS (Cost $59,760,950)		59,762,956
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $747,162,447)		791,014,575
OTHER ASSETS AND LIABILITIES†		(381,974)
TOTAL NET ASSETS — 100.0%		$790,632,601

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	861,380	AUD	1,204,233	Bank of America N.A.	3/16/22	$(14,911)
USD	6,193,893	CAD	7,876,959	Bank of America N.A.	3/16/22	(32,283)
USD	1,888,960	CAD	2,414,034	Bank of America N.A.	3/16/22	(19,163)
						$(66,357)

FUTURES CONTRACTS PURCHASED
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 5-Year Notes	363	March 2022	$43,914,492	$185,938
^Amount represents value and unrealized appreciation (depreciation).

FUTURES CONTRACTS SOLD
Reference Entity	Contracts	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)^
U.S. Treasury 10-Year Notes	44	March 2022	$5,740,625	$(64,023)
U.S. Treasury Long Bonds	49	March 2022	7,861,437	(101,563)
U.S. Treasury Ultra Bonds	39	March 2022	7,687,875	(155,100)
			$21,289,937	$(320,686)
^Amount represents value and unrealized appreciation (depreciation).

CENTRALLY CLEARED TOTAL RETURN SWAP AGREEMENTS
Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value
CPURNSA	Receive	2.21%	1/19/24	$22,000,000	$574	$1,432,564	$1,433,138
CPURNSA	Receive	2.27%	1/26/24	$5,000,000	517	315,771	316,288
CPURNSA	Receive	1.78%	6/6/24	$19,000,000	(654)	1,576,637	1,575,983
CPURNSA	Receive	1.71%	6/20/24	$12,600,000	(601)	1,077,241	1,076,640
CPURNSA	Receive	1.86%	7/30/24	$12,500,000	(601)	973,877	973,276
CPURNSA	Receive	1.86%	8/1/24	$13,600,000	(610)	1,061,393	1,060,783
CPURNSA	Receive	1.62%	10/17/24	$12,500,000	(601)	1,173,748	1,173,147
CPURNSA	Receive	2.26%	2/1/25	$12,000,000	573	850,198	850,771
CPURNSA	Receive	1.08%	6/4/25	$4,000,000	524	533,776	534,300
CPURNSA	Receive	2.24%	1/12/26	$9,000,000	554	701,119	701,673
CPURNSA	Receive	2.33%	2/2/26	$20,000,000	622	1,461,682	1,462,304
CPURNSA	Receive	2.70%	8/27/26	$15,000,000	591	443,420	444,011
CPURNSA	Receive	2.15%	11/20/27	$5,000,000	(554)	447,543	446,989
CPURNSA	Receive	2.31%	3/28/28	$11,500,000	(624)	776,614	775,990
CPURNSA	Receive	1.79%	10/16/29	$6,100,000	(574)	803,119	802,545
CPURNSA	Receive	1.80%	10/21/29	$6,100,000	(566)	800,811	800,245
CPURNSA	Receive	1.88%	11/21/29	$1,000,000	(516)	124,326	123,810
CPURNSA	Receive	1.87%	11/25/29	$5,000,000	(554)	626,082	625,528
CPURNSA	Receive	1.29%	5/19/30	$3,000,000	533	569,321	569,854
CPURNSA	Receive	1.63%	6/25/30	$8,000,000	587	1,347,567	1,348,154
CPURNSA	Receive	2.51%	8/27/31	$7,500,000	581	326,857	327,438
CPURNSA	Receive	2.50%	9/3/31	$10,000,000	608	435,375	435,983
					$(191)	$17,859,041	$17,858,850

TOTAL RETURN SWAP AGREEMENTS
Counterparty	Floating Rate Index	Pay/Receive Floating Rate Index at Termination	Fixed Rate	Termination Date	Notional Amount	Value*
Bank of America N.A.(5)	CPURNSA	Receive	2.67%	4/1/22	$5,000,000	$(390,324)
Bank of America N.A.(5)	CPURNSA	Receive	2.53%	8/19/24	$4,000,000	(66,897)
Bank of America N.A.(5)	CPURNSA	Receive	1.79%	8/27/25	$3,000,000	308,266
Bank of America N.A.(5)	CPURNSA	Receive	2.24%	4/11/27	$7,000,000	495,426
Bank of America N.A.(5)	CPURNSA	Receive	2.22%	4/13/27	$1,750,000	128,202
Bank of America N.A.(5)	CPURNSA	Receive	2.24%	4/28/27	$4,000,000	286,956
Barclays Bank plc	CPURNSA	Receive	2.59%	7/23/24	$2,300,000	(55,980)
Barclays Bank plc	CPURNSA	Receive	2.39%	9/19/24	$6,000,000	12,933
Barclays Bank plc	CPURNSA	Receive	2.36%	9/29/24	$6,500,000	36,203
Barclays Bank plc	CPURNSA	Receive	2.31%	9/30/24	$3,600,000	43,287
Barclays Bank plc	CPURNSA	Receive	2.90%	12/21/27	$15,100,000	(2,764,196)
Barclays Bank plc	CPURNSA	Receive	2.78%	7/2/44	$3,600,000	(563,826)
Goldman Sachs & Co.	CPURNSA	Receive	1.87%	5/23/26	$1,500,000	176,379
Goldman Sachs & Co.	CPURNSA	Receive	1.92%	5/31/26	$13,000,000	1,445,917
Goldman Sachs & Co.	CPURNSA	Receive	1.77%	6/16/26	$12,500,000	1,592,001
Goldman Sachs & Co.	CPURNSA	Receive	2.25%	11/15/26	$2,500,000	183,927
Goldman Sachs & Co.	CPURNSA	Receive	2.28%	11/16/26	$2,500,000	173,549
						$1,041,823
*Amount represents value and unrealized appreciation (depreciation).

NOTES TO SCHEDULE OF INVESTMENTS
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
CPURNSA	-	U.S. Consumer Price Index Urban Consumers Not Seasonally Adjusted Index
FHLMC	-	Federal Home Loan Mortgage Corporation
FNMA	-	Federal National Mortgage Association
LIBOR	-	London Interbank Offered Rate
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
SOFR	-	Secured Overnight Financing Rate
USD	-	United States Dollar
VRN	-	Variable Rate Note. The rate adjusts periodically based upon the terms set forth in the security’s offering documents. The rate shown is effective at the period end and the reference rate and spread, if any, is indicated. The security's effective maturity date may be shorter than the final maturity date shown.
†Category is less than 0.05% of total net assets.
(1)Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on forward foreign currency exchange contracts, futures contracts and/or swap agreements. At the period end, the aggregate value of securities pledged was $11,854,083.
(2)Security was purchased pursuant to Rule 144A or Section 4(2) under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $207,208,054, which represented 26.2% of total net assets.
(3)Category includes securities purchased with cash collateral received at the custodian bank for collateral requirements on swap agreements. At the period end, the aggregate value of cash deposits received was $3,440,000.
(4)The rate indicated is the yield to maturity at purchase.
(5)Collateral has been received at the custodian for collateral requirements on swap agreements. At the period end, the aggregate value of securities received was $722,621.

See Notes to Financial Statements.

Statement of Assets and Liabilities

DECEMBER 31, 2021
Assets
Investment securities, at value (cost of $747,162,447)	$791,014,575
Cash	11,963
Receivable for investments sold	634,099
Receivable for capital shares sold	775,058
Swap agreements, at value	4,883,046
Interest and dividends receivable	1,672,138
798,990,879

Liabilities
Payable for collateral received for swap agreements	3,440,000
Payable for investments purchased	120,485
Payable for capital shares redeemed	370,933
Payable for variation margin on futures contracts	65,727
Payable for variation margin on swap agreements	11,047
Unrealized depreciation on forward foreign currency exchange contracts	66,357
Swap agreements, at value	3,841,223
Accrued management fees	302,849
Distribution fees payable	139,657
8,358,278

Net Assets	$790,632,601

Net Assets Consist of:
Capital (par value and paid-in surplus)	$726,847,236
Distributable earnings	63,785,365
$790,632,601

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Class I, $0.01 Par Value	$126,345,902	11,039,499	$11.44
Class II, $0.01 Par Value	$664,286,699	58,160,588	$11.42

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED DECEMBER 31, 2021
Investment Income (Loss)
Income:
Interest	$27,588,565
Dividends	526,513
28,115,078

Expenses:
Management fees	3,248,934
Distribution fees - Class II	1,465,594
Directors' fees and expenses	45,595
Other expenses	7,395
4,767,518

Net investment income (loss)	23,347,560

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	11,487,458
Forward foreign currency exchange contract transactions	(575,516)
Futures contract transactions	(1,084,861)
Swap agreement transactions	(1,185)
Foreign currency translation transactions	(51,705)
9,774,191

Change in net unrealized appreciation (depreciation) on:
Investments	(14,387,778)
Forward foreign currency exchange contracts	477,503
Futures contracts	(63,050)
Swap agreements	25,798,184
Translation of assets and liabilities in foreign currencies	(183)
11,824,676

Net realized and unrealized gain (loss)	21,598,867

Net Increase (Decrease) in Net Assets Resulting from Operations	$44,946,427

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED DECEMBER 31, 2021 AND DECEMBER 31, 2020
Increase (Decrease) in Net Assets	December 31, 2021	December 31, 2020
Operations
Net investment income (loss)	$23,347,560	$7,976,324
Net realized gain (loss)	9,774,191	9,718,697
Change in net unrealized appreciation (depreciation)	11,824,676	36,785,168
Net increase (decrease) in net assets resulting from operations	44,946,427	54,480,189

Distributions to Shareholders
From earnings:
Class I	(4,341,348)	(1,807,066)
Class II	(18,818,265)	(6,692,105)
Decrease in net assets from distributions	(23,159,613)	(8,499,171)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	131,499,953	(17,772,719)

Net increase (decrease) in net assets	153,286,767	28,208,299

Net Assets
Beginning of period	637,345,834	609,137,535
End of period	$790,632,601	$637,345,834

See Notes to Financial Statements.

Notes to Financial Statements

DECEMBER 31, 2021

1. Organization

American Century Variable Portfolios II, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. VP Inflation Protection Fund (the fund) is the sole fund issued by the corporation. The fund’s investment objective is to pursue long-term total return using a strategy that seeks to protect against U.S. inflation. The fund offers Class I and Class II.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities, convertible bonds, municipal securities, and sovereign governments and agencies are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Commercial paper is valued using a curve-based approach that considers money market rates for specific instruments, programs, currencies and maturity points from a variety of active market makers. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fee consists of (1) an Investment Category Fee based on the daily net assets of the fund and certain other accounts managed by the investment advisor that are in the same broad investment category as the fund and (2) a Complex Fee based on the assets of all the funds in the American Century Investments family of funds. The rates for the Investment Category Fee range from 0.1625% to 0.2800% and the rates for the Complex Fee range from 0.2500% to 0.3100%. The effective annual management fee for each class for the period ended December 31, 2021 was 0.45%.

Distribution Fees — The Board of Directors has adopted the Master Distribution Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay ACIS an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the period ended December 31, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the period ended December 31, 2021 totaled $535,776,816, of which $173,803,644 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the period ended December 31, 2021 totaled $437,336,453, of which $168,068,568 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended December 31, 2021		Year ended December 31, 2020
	Shares	Amount	Shares	Amount
Class I/Shares Authorized	250,000,000		250,000,000
Sold	3,896,496	$43,686,957	5,528,343	$58,256,888
Issued in reinvestment of distributions	387,606	4,341,348	166,975	1,807,066
Redeemed	(4,331,274)	(48,717,092)	(4,193,999)	(43,607,039)
	(47,172)	(688,787)	1,501,319	16,456,915
Class II/Shares Authorized	250,000,000		250,000,000
Sold	19,780,250	221,657,584	12,161,566	129,166,048
Issued in reinvestment of distributions	1,682,191	18,818,265	619,246	6,692,105
Redeemed	(9,667,657)	(108,287,109)	(16,189,669)	(170,087,787)
	11,794,784	132,188,740	(3,408,857)	(34,229,634)
Net increase (decrease)	11,747,612	$131,499,953	(1,907,538)	$(17,772,719)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
U.S. Treasury Securities	—	$431,415,923	—
Corporate Bonds	—	92,108,098	—
Collateralized Mortgage Obligations	—	59,060,154	—
Asset-Backed Securities	—	50,786,807	—
Collateralized Loan Obligations	—	35,434,553	—
Exchange-Traded Funds	$26,087,660	—	—
Commercial Mortgage-Backed Securities	—	23,946,399	—
Sovereign Governments and Agencies	—	8,179,184	—
U.S. Government Agency Securities	—	3,103,380	—
Municipal Securities	—	1,129,461	—
Short-Term Investments	12,873,993	46,888,963	—
	$38,961,653	$752,052,922	—
Other Financial Instruments
Futures Contracts	$185,938	—	—
Swap Agreements	—	$22,741,896	—
	$185,938	$22,741,896	—

Liabilities
Other Financial Instruments
Futures Contracts	$320,686	—	—
Swap Agreements	—	$3,841,223	—
Forward Foreign Currency Exchange Contracts	—	66,357	—
	$320,686	$3,907,580	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon settlement of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on forward foreign currency exchange contract transactions and change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $41,503,074.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to interest rate risk derivative instruments held during the period was $52,998,576 futures contracts purchased and $28,905,898 futures contracts sold.

Other Contracts — A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments, including inflationary risk. The fund's average notional amount held during the period was $294,458,333.

Value of Derivative Instruments as of December 31, 2021

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	—	Unrealized depreciation on forward foreign currency exchange contracts	$66,357
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	65,727
Other Contracts	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	11,047
Other Contracts	Swap agreements	$4,883,046	Swap agreements	3,841,223
		$4,883,046		$3,984,354
*Included in the unrealized appreciation (depreciation) on futures contracts or centrally cleared swap agreements, as applicable, as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended December 31, 2021

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Foreign Currency Risk	Net realized gain (loss) on forward foreign currency exchange contract transactions	$(575,516)	Change in net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	$477,503
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(1,084,861)	Change in net unrealized appreciation (depreciation) on futures contracts	(63,050)
Other Contracts	Net realized gain (loss) on swap agreement transactions	(1,185)	Change in net unrealized appreciation (depreciation) on swap agreements	25,798,184
		$(1,661,562)		$26,212,637

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund may invest in instruments that have variable or floating coupon rates based on the London Interbank Offered Rate (LIBOR). LIBOR is a benchmark interest rate intended to be representative of the rate at which certain major international banks lend to one another over short-terms. Financial institutions have started the process of phasing out LIBOR and the transition process to a replacement rate may lead to increased volatility or illiquidity in markets for instruments that rely on LIBOR. This could result in a change to the value of such instruments or a change in the cost of temporary borrowing for the fund.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

9. Federal Tax Information

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$23,159,613	$8,499,171
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$747,274,908
Gross tax appreciation of investments	$47,161,116
Gross tax depreciation of investments	(3,421,449)
Net tax appreciation (depreciation) of investments	43,739,667
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	18,901,133
Net tax appreciation (depreciation)	$62,640,800
Other book-to-tax adjustments	$(3,749,796)
Undistributed ordinary income	$1,202,102
Accumulated long-term gains	$3,692,259

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (losses) on certain foreign currency exchange contracts and futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Class I
2021	$11.11	0.39	0.32	0.71	(0.38)	$11.44	6.61%	0.46%	3.48%	64%	$126,346
2020	$10.28	0.16	0.84	1.00	(0.17)	$11.11	9.81%	0.47%	1.53%	66%	$123,185
2019	$9.66	0.25	0.63	0.88	(0.26)	$10.28	9.16%	0.47%	2.48%	41%	$98,523
2018	$10.23	0.28	(0.54)	(0.26)	(0.31)	$9.66	(2.57)%	0.48%	2.83%	15%	$86,413
2017	$10.13	0.24	0.15	0.39	(0.29)	$10.23	3.92%	0.47%	2.34%	28%	$88,334
Class II
2021	$11.09	0.36	0.32	0.68	(0.35)	$11.42	6.27%	0.71%	3.23%	64%	$664,287
2020	$10.26	0.14	0.84	0.98	(0.15)	$11.09	9.55%	0.72%	1.28%	66%	$514,161
2019	$9.64	0.22	0.63	0.85	(0.23)	$10.26	8.90%	0.72%	2.23%	41%	$510,615
2018	$10.21	0.26	(0.55)	(0.29)	(0.28)	$9.64	(2.82)%	0.73%	2.58%	15%	$525,858
2017	$10.11	0.21	0.16	0.37	(0.27)	$10.21	3.67%	0.72%	2.09%	28%	$588,902

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized. The total returns presented do not include the fees and charges assessed with investments in variable insurance products, those charges are disclosed in the separate account prospectus. The inclusion of such fees and charges would lower total return.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century Variable Portfolios II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VP Inflation Protection Fund (the “Fund”), the fund comprising the American Century Variable Portfolios II, Inc., as of December 31, 2021, the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of VP Inflation Protection Fund of the American Century Variable Portfolios II, Inc. as of December 31, 2021, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America. The statement of changes in net assets for the year ended December 31, 2020 and the financial highlights for each of the four years in the period ended December 31, 2020 were audited by other auditors, whose report, dated February 11, 2021, expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
February 10, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire on December 31 of the year in which they reach their 76th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for eight (in the case of Jonathan S. Thomas, 16; and Ronald J. Gilson, 9) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director other than Mr. Thomas is 3945 Freedom Circle, Suite #800, Santa Clara, California 95054. The mailing address for Mr. Thomas is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Tanya S. Beder (1955)	Director	Since 2011	Chairman and CEO, SBCC Group Inc. (independent advisory services) (2006 to present)	38	Kirby Corporation; Nabors Industries Ltd.; CYS Investments, Inc. (2012 to 2017)
Jeremy I. Bulow (1954)	Director	Since 2011	Professor of Economics, Stanford University, Graduate School of Business (1979 to present)	38	None
Jennifer Cabalquinto (1968)	Director	Since 2021	Special Advisor, GSW Sports, LLC (2020 to Present); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	None
Anne Casscells (1958)	Director	Since 2016	Co-Chief Executive Officer and Chief Investment Officer, Aetos Alternatives Management (investment advisory firm) (2001 to present); Lecturer in Accounting, Stanford University, Graduate School of Business (2009 to 2017)	38	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Ronald J. Gilson(1) (1946)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Charles J. Meyers Professor of Law and Business, Emeritus (since 2018), Stanford Law School (1979 to 2016); Marc and Eva Stern Professor of Law and Business, Columbia University School of Law (1992 to present)	74	None
Frederick L.A. Grauer(1) (1946)	Director	Since 2008	Senior Advisor, Credit Sesame, Inc. (credit monitoring firm) (2018 to present); Senior Advisor, Course Hero (an educational technology company) (2015 to present)	38	None
Jonathan D. Levin (1972)	Director	Since 2016	Philip H. Knight Professor and Dean, Graduate School of Business, Stanford University (2016 to present); Professor, Stanford University, (2000 to present)	38	None
Peter F. Pervere (1947)	Director	Since 2007	Retired	38	None
John B. Shoven (1947)	Director	Since 2002	Charles R. Schwab Professor of Economics, Stanford University (1973 to present, emeritus since 2019)	38	Cadence Design Systems; Exponent; Financial Engines
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None

1) Effective December 31, 2021, Ronald J. Gilson and Frederick L.A. Grauer retired from the Board of
Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-378-9878.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each of the officers listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Additional Information

Proxy Voting Policies

Descriptions of the principles and policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund are available without charge, upon request, by calling 1-800-378-9878 or visiting American Century Investments’ website at americancentury.com/proxy. A description of the policies is also available on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investment Professional Service Representatives	1-800-345-6488
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American Century Variable Portfolios II, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91444 2202

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Tanya S. Beder, Jennifer Cabalquinto, Anne Casscells and Peter F. Pervere are the registrant's designated audit committee financial experts. They are "independent" as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $39,978
FY 2021: $27,333

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $144,500
FY 2021: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Variable Portfolios II, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	February 24, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	February 24, 2022